UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2008
MICROMET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50440	52-2243564
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6707 Democracy Boulevard, Suite 505, Bethesda, MD	20817
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 752-1420

(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.
(a) Former independent accountants
On March 27, 2008, Micromet, Inc. (the “Company”) notified Ernst & Young AG WPG that the audit committee of the board of directors of the Company has resolved to dismiss Ernst & Young AG WPG as the Company’s independent registered public accounting firm, effective as of March 27, 2008.
The reports of Ernst & Young AG WPG on the Company’s financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
In connection with its audits of the Company for the two most recent fiscal years and in the subsequent interim period through March 27, 2008, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young AG WPG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young AG WPG, would have caused Ernst & Young AG WPG to make reference to such disagreements in its reports.
During the Company’s two most recent fiscal years and in the subsequent interim period through March 27, 2008, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that Ernst & Young AG WPG’s report on the Company’s internal control over financial reporting contained an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the material weaknesses that existed in the Company’s internal controls increasingt the risk of a financial statement misstatement. In 2006, the material weaknesses related to the estimation and analyses processes for accruals, the analysis and recording of revenue transactions with unusual terms, and the financial statement close and reporting process. In 2007, the material weaknesses related to transaction level controls over the Company’s process for determining accruals for research and development expenses, and an insufficient number of accounting and finance personnel with the knowledge and experience required to properly apply and evaluate the accounting for new, significant and/or infrequent transactions and to ensure an appropriate level of review of financial statement accounts.
Ernst & Young AG WPG has reviewed the disclosures contained in this Form 8-K report. Ernst & Young AG WPG has furnished the Company with a letter addressed to the Securities and Exchange Commission, dated March 28, 2008, a copy of which is attached as Exhibit 16.1, in accordance with Item 304(a)(3) of Regulation S-K, indicating that it agrees with the statements made by the Company in this report.
(b) New independent accountants
On March 27, 2008, the audit committee of the Company notified Ernst & Young LLP that it intends to engage Ernst & Young LLP as the Company’s independent registered public accounting firm, commencing with the fiscal year ending December 31, 2008. During the two most recent fiscal years and through March 27, 2008, neither the Company, nor anyone acting on its behalf, consulted with Ernst & Young LLP with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the type of audit opinion that might be rendered on the Company’s financial statements, the application of accounting principles applied to a specified transaction or any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young AG WPG to the Securities and Exchange Commission dated March 28, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROMET, INC.
Date: March 31, 2008	By:	/s/ Matthias Alder
Name: Matthias Alder
Title: Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young AG WPG to the Securities and Exchange Commission dated March 28, 2008.